                                                                     EXHIBIT 4.1

NUMBER                                                                   SHARES
                        [logo for E-Stamp Corporation]

                                   e-stamp.
                         The Internet Postage Company


SEE REVERSE FOR CERTAIN DEFINITIONS                            CUSIP 269154 10 0

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES that






is the record holder of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                        $.001 PAR VALUE PER SHARE, OF


------------------------------E-Stamp Corporation------------------------------

transferable on the share register of the Corporation in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



     /s/ Edward F. Malysz     [E-Stamp Corporation        /s/ Robert H. Ewald
                                Corporate Seal
                                Aug. 29, 1996               PRESIDENT AND CHIEF
       SECRETARY                   DELAWARE]                 EXECUTIVE OFFICER




                                                   COUNTERSIGNED AND REGISTERED:
                                     CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                               (Jersey City, NJ)
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR
                                                     BY

                                                              AUTHORIZED OFFICER

                             E-Stamp Corporation


   A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM  -- as tenants in common                       UNIF GIFT MIN ACT -- ............  Custodian .................
   TEN ENT  -- as tenants by the entireties                                       (Cust)                    (Minor)
   JT TEN   -- as joint tenants with right of                                  under Uniform Gifts to Minors
               survivorship and not as tenants                                 Act .....................................
               in common                                                                         (State)
                                                          UNIF TRF MIN ACT -- ........  Custodian (until age ..........)
                                                                               (Cust)
                                                                              ................... under Uniform Transfer
                                                                                    (Minor)
                                                                              to Minors Act.............................
                                                                                                     (State)

    Additional abbreviations may also be used though not in the above list.


    FOR VALUE RECEIVED, _____________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________


                                         X  __________________________________

                                         X  __________________________________
                                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME(S) AS
                                            WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT OR
                                            ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By_________________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.